EXHIBIT 99.2

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
September 2005

Table of Contents

Consolidated Balance Sheets	1

Credit Exposure Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Direct Financing Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Credit Reserves Analysis	8

Quarterly Net Charge-Off Analysis	9

Quarterly Non-Performing Assets and Past Due Loans and Leases	10

Quarterly Stock Summary, Capital, and Other Data	11

Quarterly Operating Lease Performance	12

Consolidated Year To Date Average Balance Sheets	13

Consolidated Year To Date Net Interest Margin Analysis	14

Selected Year To Date Income Statement Data	15

Year To Date Credit Reserves Analysis	16

Year To Date Net Charge-Off Analysis	17

Year To Date Operating Lease Performance	18
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2005	2004		September ’05 vs ’04
(in thousands of dollars, except per share amounts)	September 30,	December 31,	September 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$803,425	$877,320	$1,053,358	$(249,933)	(23.7)%
Federal funds sold and securities purchased under resale agreements	78,325	628,040	838,833	(760,508)	(90.7)
Interest bearing deposits in banks	22,379	22,398	36,155	(13,776)	(38.1)
Trading account securities	191,418	309,630	120,334	71,084	59.1
Loans held for sale	449,096	223,469	205,913	243,183	N.M.
Investment securities	4,304,898	4,238,945	4,150,044	154,854	3.7
Loans and leases (1)	24,496,287	23,560,277	22,587,259	1,909,028	8.5
Allowance for loan and lease losses	(253,943)	(271,211)	(282,650)	28,707	(10.2)

Net loans and leases	24,242,344	23,289,066	22,304,609	1,937,735	8.7

Operating lease assets	274,190	587,310	717,411	(443,221)	(61.8)
Bank owned life insurance	993,407	963,059	954,911	38,496	4.0
Premises and equipment	358,876	355,115	356,438	2,438	0.7
Goodwill and other intangible assets	217,703	215,807	216,011	1,692	0.8
Customers’ acceptance liability	7,463	11,299	8,787	(1,324)	(15.1)
Accrued income and other assets	819,464	844,039	845,436	(25,972)	(3.1)

Total Assets	$32,762,988	$32,565,497	$31,808,240	$954,748	3.0%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$22,349,122	$20,768,161	$20,109,025	$2,240,097	11.1%
Short-term borrowings	1,502,566	1,207,233	1,215,887	286,679	23.6
Federal Home Loan Bank advances	1,155,656	1,271,088	1,270,454	(114,798)	(9.0)
Other long-term debt	2,795,431	4,016,004	4,094,185	(1,298,754)	(31.7)
Subordinated notes	1,034,343	1,039,793	1,040,901	(6,558)	(0.6)
Allowance for unfunded loan commitments and letters of credit	38,098	33,187	30,007	8,091	27.0
Bank acceptances outstanding	7,463	11,299	8,787	(1,324)	(15.1)
Deferred federal income tax liability	768,344	783,628	723,525	44,819	6.2
Accrued expenses and other liabilities	489,290	897,466	854,552	(365,262)	(42.7)

Total Liabilities	30,140,313	30,027,859	29,347,323	792,990	2.7

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 229,005,823; 231,605,281 and 230,153,486 shares, respectively.	2,490,919	2,484,204	2,482,904	8,015	0.3
Less 28,860,432; 26,260,974 and 27,712,769 treasury shares, respectively	(575,941)	(499,259)	(526,967)	(48,974)	9.3
Accumulated other comprehensive loss	(21,839)	(10,903)	(13,812)	(8,027)	58.1
Retained earnings	729,536	563,596	518,792	210,744	40.6

Total Shareholders’ Equity	2,622,675	2,537,638	2,460,917	161,758	6.6

Total Liabilities and Shareholders’ Equity	$32,762,988	$32,565,497	$31,808,240	$954,748	3.0%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Credit Exposure Composition

							Change
	2005		2004				September ’05 vs ‘04
(in thousands of dollars)	September 30,		December 31,		September 30		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$4,790,680	19.3%	$4,660,141	19.3%	$4,352,952	18.7%	$437,728	10.1%
Construction	1,762,237	7.1	1,592,125	6.6	1,538,135	6.6	224,102	14.6
Commercial	1,885,027	7.6	1,881,835	7.8	1,898,015	8.1	(12,988)	(0.7)

Middle market commercial real estate	3,647,264	14.7	3,473,960	14.4	3,436,150	14.7	211,114	6.1

Small business commercial and industrial and commercial real estate	2,234,988	9.1	2,168,877	8.9	2,124,602	9.2	110,386	5.2

Total commercial	10,672,932	43.1	10,302,978	42.6	9,913,704	42.6	759,228	7.7

Consumer:
Automobile loans	2,063,285	8.3	1,948,667	8.1	1,884,924	8.1	178,361	9.5
Automobile leases	2,381,004	9.6	2,443,455	10.1	2,316,801	9.9	64,203	2.8
Home equity	4,684,904	18.9	4,554,540	18.9	4,429,626	19.0	255,278	5.8
Residential mortgage	4,180,350	16.9	3,829,234	15.9	3,565,670	15.3	614,680	17.2
Other loans	513,812	2.1	481,403	2.0	476,534	2.0	37,278	7.8

Total consumer	13,823,355	55.8	13,257,299	55.0	12,673,555	54.3	1,149,800	9.1

Total loans and direct financing leases	$24,496,287	98.9	$23,560,277	97.6	$22,587,259	96.9	$1,909,028	8.5

Operating lease assets	274,190	1.1	587,310	2.4	717,411	3.1	(443,221)	(61.8)

Total credit exposure	$24,770,477	100.0%	$24,147,587	100.0%	$23,304,670	100.0%	$1,465,807	6.3%

Total automobile exposure (1)	$4,718,479	19.0%	$4,979,432	20.6%	$4,919,136	21.1%	$(200,657)	(4.1)%

By Business Segment (2)
Regional Banking:
Central Ohio	$3,223,920	13.0%	$3,096,709	12.8%	$3,029,332	13.0%	$194,588	6.4%
Northern Ohio	2,952,508	11.9	2,857,746	11.8	2,810,332	12.1	142,176	5.1
Southern Ohio / Kentucky	2,064,617	8.3	1,895,180	7.8	1,825,652	7.8	238,965	13.1
West Michigan	2,369,813	9.6	2,271,682	9.4	2,236,001	9.6	133,812	6.0
East Michigan	1,530,757	6.2	1,430,169	5.9	1,387,543	6.0	143,214	10.3
West Virginia	948,854	3.8	882,016	3.7	867,271	3.7	81,583	9.4
Indiana	967,324	3.9	961,700	4.0	862,833	3.7	104,491	12.1
Mortgage and equipment leasing groups	3,505,072	14.2	3,196,762	13.2	2,978,350	12.8	526,722	17.7

Regional Banking	17,562,865	70.8	16,591,964	68.7	15,997,314	68.7	1,565,551	9.8
Dealer Sales (3)	5,492,278	22.2	5,920,256	24.5	5,765,184	24.7	(272,906)	(4.7)
Private Financial and Capital Markets Group	1,715,334	7.0	1,635,367	6.8	1,542,172	6.6	173,162	11.2
Treasury / Other	—	—	—	—	—	—	—	—

Total credit exposure	$24,770,477	100.0%	$24,147,587	100.0%	$23,304,670	100.0%	$1,465,807	6.3%

(1)	Sum of automobile loans and leases and automobile operating lease assets.

(2)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(3)	Includes operating lease inventory.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2005		2004				September ’05 vs ’04
(in thousand dollers)	September 30,		December 31,		September 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$3,361,749	15.0%	$3,392,123	16.3%	$3,264,145	16.2%	$97,604	3.0%
Demand deposits — interest bearing	7,481,019	33.5	7,786,377	37.5	7,471,779	37.2	9,240	0.1
Savings and other domestic time deposits	3,186,354	14.3	3,502,552	16.9	3,570,494	17.8	(384,140)	(10.8)
Retail certificates of deposit	3,281,457	14.7	2,466,965	11.9	2,441,387	12.1	840,070	34.4

Total core deposits	17,310,579	77.5	17,148,017	82.6	16,747,805	83.3	562,774	3.4

Domestic time deposits of $100,000 or more	1,356,875	6.1	1,081,660	5.2	997,952	5.0	358,923	36.0
Brokered deposits and negotiable CDs	3,228,083	14.4	2,097,537	10.1	1,896,135	9.4	1,331,948	70.2
Deposits in foreign offices	453,585	2.0	440,947	2.1	467,133	2.3	(13,548)	(2.9)

Total deposits	$22,349,122	100.0%	$20,768,161	100.0%	$20,109,025	100.0%	$2,240,097	11.1%

Total core deposits:
Commercial	$5,424,728	31.3%	$5,293,666	30.9%	$5,227,613	31.2%	$197,115	3.8%
Personal	11,885,851	68.7	11,854,351	69.1	11,520,192	68.8	365,659	3.2

Total core deposits	$17,310,579	100.0%	$17,148,017	100.0%	$16,747,805	100.0%	$562,774	3.4%

By Business Segment (1)
Regional Banking:
Central Ohio	$4,433,948	19.8%	$4,500,840	21.7%	$4,227,005	21.0%	$206,943	4.9%
Northern Ohio	4,035,762	18.1	4,068,385	19.6	4,012,247	20.0	23,515	0.6
Southern Ohio / Kentucky	1,915,034	8.6	1,742,353	8.4	1,599,685	8.0	315,349	19.7
West Michigan	2,783,571	12.5	2,643,510	12.7	2,699,059	13.4	84,512	3.1
East Michigan	2,311,421	10.3	2,222,191	10.7	2,165,533	10.8	145,888	6.7
West Virginia	1,428,172	6.4	1,375,151	6.6	1,380,934	6.9	47,238	3.4
Indiana	770,834	3.4	663,927	3.2	665,368	3.3	105,466	15.9
Mortgage and equipment leasing groups	177,026	0.8	194,624	0.9	199,944	1.0	(22,918)	(11.5)

Regional Banking	17,855,768	79.9	17,410,981	83.8	16,949,775	84.4	905,993	5.3
Dealer Sales	72,411	0.3	74,969	0.4	68,944	0.3	3,467	5.0
Private Financial and Capital Markets Group	1,186,360	5.3	1,176,303	5.7	1,126,807	5.6	59,553	5.3
Treasury / Other (2)	3,234,583	14.5	2,105,908	10.1	1,963,499	9.7	1,271,084	64.7

Total deposits	$22,349,122	100.0%	$20,768,161	100.0%	$20,109,025	100.0%	$2,240,097	11.1%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(2)	Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2005			2004		3Q05 vs 3Q04
(in millions of dollars)	Third	Second	First	Fourth	Third	Amount	Percent

Assets
Interest bearing deposits in banks	$54	$54	$53	$60	$55	$(1)	(1.8)%
Trading account securities	274	236	200	228	148	126	85.1
Federal funds sold and securities purchased under resale agreements	142	225	475	695	318	(176)	(55.3)
Loans held for sale	427	276	203	229	283	144	50.9
Investment securities:
Taxable	3,523	3,589	3,932	3,858	4,340	(817)	(18.8)
Tax-exempt	537	411	409	404	398	139	34.9

Total investment securities	4,060	4,000	4,341	4,262	4,738	(678)	(14.3)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	4,708	4,901	4,710	4,503	4,298	410	9.5
Construction	1,720	1,678	1,642	1,577	1,514	206	13.6
Commercial	1,922	1,905	1,883	1,852	1,913	9	0.5

Middle market commercial real estate	3,642	3,583	3,525	3,429	3,427	215	6.3
Small business commercial and industrial and commercial real estate	2,251	2,230	2,183	2,136	2,081	170	8.2

Total commercial	10,601	10,714	10,418	10,068	9,806	795	8.1

Consumer:
Automobile loans	2,078	2,069	2,008	1,913	1,857	221	11.9
Automobile leases	2,424	2,468	2,461	2,388	2,250	174	7.7

Automobile loans and leases	4,502	4,537	4,469	4,301	4,107	395	9.6
Home equity	4,681	4,636	4,570	4,489	4,337	344	7.9
Residential mortgage	4,157	4,080	3,919	3,695	3,484	673	19.3
Other loans	507	491	480	479	461	46	10.0

Total consumer	13,847	13,744	13,438	12,964	12,389	1,458	11.8

Total loans and leases	24,448	24,458	23,856	23,032	22,195	2,253	10.2
Allowance for loan and lease losses	(256)	(270)	(282)	(283)	(288)	32	11.1

Net loans and leases	24,192	24,188	23,574	22,749	21,907	2,285	10.4

Total earning assets	29,405	29,249	29,128	28,506	27,737	1,668	6.0

Operating lease assets	309	409	529	648	800	(491)	(61.4)
Cash and due from banks	867	865	909	880	928	(61)	(6.6)
Intangible assets	217	218	218	216	216	1	0.5
All other assets	2,197	2,149	2,079	2,094	2,066	131	6.3

Total Assets	$32,739	$32,620	$32,581	$32,061	$31,459	$1,280	4.1%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits - non-interest bearing	$3,406	$3,352	$3,314	$3,401	$3,276	$130	4.0%
Demand deposits - interest bearing	7,539	7,677	7,925	7,658	7,384	155	2.1
Savings and other domestic time deposits	3,095	3,230	3,317	3,395	3,436	(341)	(9.9)
Retail certificates of deposit	3,157	2,720	2,496	2,454	2,414	743	30.8

Total core deposits	17,197	16,979	17,052	16,908	16,510	687	4.2
Domestic time deposits of $100,000 or more	1,271	1,248	1,249	990	886	385	43.5
Brokered deposits and negotiable CDs	3,286	3,249	2,720	1,948	1,755	1,531	87.2
Deposits in foreign offices	462	434	442	465	476	(14)	(2.9)

Total deposits	22,216	21,910	21,463	20,311	19,627	2,589	13.2
Short-term borrowings	1,559	1,301	1,179	1,302	1,342	217	16.2
Federal Home Loan Bank advances	935	1,136	1,196	1,270	1,270	(335)	(26.4)
Subordinated notes and other long-term debt	3,960	4,100	4,517	5,099	5,244	(1,284)	(24.5)

Total interest bearing liabilities	25,264	25,095	25,041	24,581	24,207	1,057	4.4

All other liabilities	1,458	1,554	1,699	1,598	1,564	(106)	(6.8)
Shareholders’ equity	2,611	2,619	2,527	2,481	2,412	199	8.3

Total Liabilities and Shareholders’ Equity	$32,739	$32,620	$32,581	$32,061	$31,459	$1,280	4.1%

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates(2)
	2005			2004
Fully taxable equivalent basis (1)	Third	Second	First	Fourth	Third

Assets
Interest bearing deposits in banks	2.13%	1.47%	1.88%	1.61%	0.91%
Trading account securities	3.95	3.94	4.14	4.15	4.44
Federal funds sold and securities purchased under resale agreements	3.41	2.76	2.36	1.99	1.53
Loans held for sale	5.43	6.04	5.55	5.69	5.25
Investment securities:
Taxable	4.37	4.13	3.87	3.77	3.83
Tax-exempt	6.62	6.76	6.73	6.89	7.06

Total investment securities	4.67	4.40	4.14	4.07	4.10
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	5.87	5.65	5.02	4.80	4.46
Construction	6.16	5.70	5.13	4.65	4.13
Commercial	5.90	5.44	5.15	4.80	4.45

Middle market commercial real estate	6.02	5.56	5.14	4.73	4.31
Small business commercial and industrial and commercial real estate	6.17	5.99	5.81	5.67	5.45

Total commercial	5.98	5.69	5.23	4.96	4.62

Consumer:
Automobile loans	6.44	6.57	6.83	7.31	7.65
Automobile leases	4.94	4.91	4.92	5.00	5.02

Automobile loans and leases	5.63	5.67	5.78	6.02	6.21
Home equity	6.60	6.24	5.77	5.30	4.84
Residential mortgage	5.45	5.37	5.36	5.53	5.48
Other loans	5.92	6.22	6.42	6.87	6.54

Total consumer	5.91	5.79	5.67	5.66	5.54

Total loans and leases	5.94	5.75	5.48	5.34	5.12

Total earning assets	5.72%	5.52%	5.21%	5.05%	4.89%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits - non-interest bearing	—%	—%	—%	—%	—%
Demand deposits - interest bearing	1.87	1.64	1.45	1.21	1.06
Savings and other domestic time deposits	1.39	1.34	1.27	1.26	1.24
Retail certificates of deposit	3.58	3.49	3.43	3.38	3.32

Total core deposits	2.15	1.94	1.76	1.62	1.52
Domestic time deposits of $100,000 or more	3.60	3.27	2.92	2.51	2.40
Brokered deposits and negotiable CDs	3.66	3.25	2.80	2.26	1.84
Deposits in foreign offices	2.28	1.95	1.41	0.98	0.83

Total deposits	2.52	2.26	1.99	1.73	1.58
Short-term borrowings	2.74	2.16	1.66	1.17	0.92
Federal Home Loan Bank advances	3.08	3.02	2.90	2.68	2.60
Subordinated notes and other long-term debt	4.20	3.91	3.39	2.67	2.62

Total interest bearing liabilities	2.82%	2.56%	2.27%	1.94%	1.82%

Net interest rate spread	2.90%	2.96%	2.94%	3.11%	3.07%
Impact of non-interest bearing funds on margin	0.41	0.40	0.37	0.27	0.23

Net interest margin	3.31%	3.36%	3.31%	3.38%	3.30%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Direct Financing Leases
   and Deposit Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2005			2004		3Q05 vs 3Q04
(in millions of dollars)	Third	Second	First	Fourth	Third	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$3,181	$3,173	$3,105	$3,073	$3,008	$173	5.8%
Northern Ohio	2,926	2,921	2,867	2,810	2,747	179	6.5
Southern Ohio / Kentucky	2,080	2,067	1,967	1,862	1,794	286	15.9
West Michigan	2,377	2,366	2,297	2,255	2,230	147	6.6
East Michigan	1,507	1,479	1,444	1,402	1,376	131	9.5
West Virginia	944	907	878	875	840	104	12.4
Indiana	983	1,022	980	906	835	148	17.7
Mortgage and equipment leasing groups	3,433	3,364	3,266	3,064	2,847	586	20.6

Regional Banking	17,431	17,299	16,804	16,247	15,677	1,754	11.2
Dealer Sales	5,316	5,496	5,410	5,204	4,982	334	6.7
Private Financial and Capital Markets Group	1,701	1,663	1,642	1,581	1,536	165	10.7
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$24,448	$24,458	$23,856	$23,032	$22,195	$2,253	10.2%

Deposit composition (1)
Regional Banking:
Central Ohio	$4,494	$4,555	$4,487	$4,344	$4,190	$304	7.3%
Northern Ohio	4,072	3,931	4,085	4,028	3,937	135	3.4
Southern Ohio / Kentucky	1,861	1,750	1,764	1,665	1,573	288	18.3
West Michigan	2,671	2,638	2,684	2,672	2,641	30	1.1
East Michigan	2,267	2,270	2,298	2,199	2,132	135	6.3
West Virginia	1,408	1,387	1,367	1,359	1,373	35	2.5
Indiana	746	723	698	679	665	81	12.2
Mortgage and equipment leasing groups	215	197	179	213	202	13	6.4

Regional Banking	17,734	17,451	17,562	17,159	16,713	1,021	6.1
Dealer Sales	72	69	71	72	72	—	—
Private Financial and Capital Markets Group	1,116	1,133	1,094	1,116	1,049	67	6.4
Treasury / Other	3,294	3,257	2,736	1,964	1,793	1,501	83.7

Total deposits	$22,216	$21,910	$21,463	$20,311	$19,627	$2,589	13.2%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	2005			2004		3Q05 vs 3Q04
(in thousands of dollars, except per share amounts)	Third	Second	First	Fourth	Third	Amount	Percent

Interest income	$420,858	$402,326	$376,105	$359,215	$338,002	$82,856	24.5%
Interest expense	179,221	160,426	140,907	120,147	110,944	68,277	61.5

Net interest income	241,637	241,900	235,198	239,068	227,058	14,579	6.4
Provision for credit losses	17,699	12,895	19,874	12,654	11,785	5,914	50.2

Net interest income after provision for credit losses	223,938	229,005	215,324	226,414	215,273	8,665	4.0

Service charges on deposit accounts	44,817	41,516	39,418	41,747	43,935	882	2.0
Trust services	19,671	19,113	18,196	17,315	17,064	2,607	15.3
Brokerage and insurance income	13,948	13,544	13,026	12,879	13,200	748	5.7
Bank owned life insurance income	10,104	10,139	10,104	10,484	10,019	85	0.8
Other service charges and fees	11,449	11,252	10,159	10,617	10,799	650	6.0
Mortgage banking income (loss)	21,116	(2,376)	12,061	8,822	4,448	16,668	N.M.
Securities gains (losses)	101	(343)	957	2,100	7,803	(7,702)	(98.7)
Gains on sales of automobile loans	502	254	—	—	312	190	60.9
Other income	9,770	24,974	17,397	23,870	17,899	(8,129)	(45.4)

Sub-total before operating lease income	131,478	118,073	121,318	127,834	125,479	5,999	4.8
Operating lease income	29,262	38,097	46,732	55,106	64,412	(35,150)	(54.6)

Total non-interest income	160,740	156,170	168,050	182,940	189,891	(29,151)	(15.4)

Personnel costs	117,476	124,090	123,981	122,738	121,729	(4,253)	(3.5)
Net occupancy	16,653	17,257	19,242	26,082	16,838	(185)	(1.1)
Outside data processing and other services	18,062	18,113	18,770	18,563	17,527	535	3.1
Equipment	15,531	15,637	15,863	15,733	15,295	236	1.5
Professional services	8,323	9,347	9,459	9,522	12,219	(3,896)	(31.9)
Marketing	6,779	7,441	6,454	5,581	5,000	1,779	35.6
Telecommunications	4,512	4,801	4,882	4,596	5,359	(847)	(15.8)
Printing and supplies	3,102	3,293	3,094	3,148	3,201	(99)	(3.1)
Amortization of intangibles	203	204	204	205	204	(1)	(0.5)
Restructuring reserve releases	—	—	—	—	(1,151)	1,151	N.M.
Other expense	19,588	19,074	18,380	26,526	22,317	(2,729)	(12.2)

Sub-total before operating lease expense	210,229	219,257	220,329	232,694	218,538	(8,309)	(3.8)
Operating lease expense	22,823	28,879	37,948	48,320	54,885	(32,062)	(58.4)

Total non-interest expense	233,052	248,136	258,277	281,014	273,423	(40,371)	(14.8)

Income before income taxes	151,626	137,039	125,097	128,340	131,741	19,885	15.1
Provision for income taxes	43,052	30,614	28,578	37,201	38,255	4,797	12.5

Net income	$108,574	$106,425	$96,519	$91,139	$93,486	$15,088	16.1%

Average common shares - diluted	233,456	235,671	235,053	235,502	234,348	(892)	(0.4)%

Per common share
Net income - diluted	$0.47	$0.45	$0.41	$0.39	$0.40	$0.07	17.5
Cash dividends declared	0.215	0.215	0.200	0.200	0.200	0.015	7.5

Return on average total assets	1.32%	1.31%	1.20%	1.13%	1.18%	0.14%	11.9
Return on average total shareholders’ equity	16.5	16.3	15.5	14.6	15.4	1.1	7.1
Net interest margin (1)	3.31	3.36	3.31	3.38	3.30	0.01	0.3
Efficiency ratio (2)	57.4	61.8	63.7	66.4	66.3	(8.9)	(13.4)
Effective tax rate	28.4	22.3	22.8	29.0	29.0	(0.6)	(2.1)

Revenue — fully taxable equivalent (FTE)
Net interest income	$241,637	$241,900	$235,198	$239,068	$227,058	$14,579	6.4
FTE adjustment	3,734	2,961	2,861	2,847	2,864	870	30.4

Net interest income (1)	245,371	244,861	238,059	241,915	229,922	15,449	6.7
Non-interest income	160,740	156,170	168,050	182,940	189,891	(29,151)	(15.4)

Total revenue (1)	$406,111	$401,031	$406,109	$424,855	$419,813	$(13,702)	(3.3)%

N.M., not a meaningful value.

(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2005			2004
(in thousands of dollars)	Third	Second	First	Fourth	Third

Allowance for loan and lease losses, beginning of period	$254,784	$264,390	$271,211	$282,650	$286,935

Loan and lease losses	(25,830)	(25,733)	(37,213)	(31,737)	(26,366)
Recoveries of loans previously charged off	7,877	9,469	8,941	10,824	9,886

Net loan and lease losses	(17,953)	(16,264)	(28,272)	(20,913)	(16,480)

Provision for loan and lease losses	17,112	13,247	21,451	9,474	12,971
Economic reserve transfer	—	(6,253)	—	—	—
Allowance of assets sold and securitized	—	(336)	—	—	(776)

Allowance for loan and lease losses, end of period	$253,943	$254,784	$264,390	$271,211	$282,650

Allowance for unfunded loan commitments and letters of credit, beginning of period	$37,511	$31,610	$33,187	$30,007	$31,193

Provision for unfunded loan commitments and letters of credit losses	587	(352)	(1,577)	3,180	(1,186)
Economic reserve transfer	—	6,253	—	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$38,098	$37,511	$31,610	$33,187	$30,007

Total allowances for credit losses	$292,041	$292,295	$296,000	$304,398	$312,657

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.81%	0.77%	0.81%	0.78%	0.84%
Economic reserve	0.20	0.22	0.27	0.32	0.33
Specific reserve	0.03	0.05	0.01	0.05	0.08

Total loans and leases	1.04%	1.04%	1.09%	1.15%	1.25%

Non-performing loans and leases (NPLs)	283	304	441	424	417
Non-performing assets (NPAs)	249	262	361	250	351

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.19%	1.19%	1.22%	1.29%	1.38%
Non-performing loans and leases	326	349	494	476	461
Non-performing assets	287	300	404	280	389

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2005			2004
(in thousands of dollars)	Third	Second	First	Fourth	Third

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$(1,082)	$1,312	$14,092	$1,239	$(102)
Construction	495	(134)	(51)	704	(19)
Commercial	1,779	2,269	(152)	1,834	1,490

Middle market commercial real estate	2,274	2,135	(203)	2,538	1,471

Small business commercial and industrial and commercial real estate	3,062	2,141	2,283	1,386	1,195

Total commercial	4,254	5,588	16,172	5,163	2,564

Consumer:
Automobile loans	3,895	1,664	3,216	4,406	5,142
Automobile leases	3,105	2,123	3,014	3,104	2,415

Automobile loans and leases	7,000	3,787	6,230	7,510	7,557
Home equity	4,093	5,065	3,963	5,346	4,259
Residential mortgage	522	430	439	608	534
Other loans	2,084	1,394	1,468	2,286	1,566

Total consumer	13,699	10,676	12,100	15,750	13,916

Total net charge-offs	$17,953	$16,264	$28,272	$20,913	$16,480

Net charge-offs - annualized percentages:
Commercial:
Middle market commercial and industrial	(0.09)%	0.11%	1.20%	0.11%	(0.01)%
Construction	0.12	(0.03)	(0.01)	0.18	(0.01)
Commercial	0.37	0.48	(0.03)	0.40	0.31

Middle market commercial real estate	0.25	0.24	(0.02)	0.30	0.17

Small business commercial and industrial and commercial real estate	0.54	0.38	0.42	0.26	0.23

Total commercial	0.16	0.21	0.62	0.21	0.10

Consumer:
Automobile loans	0.75	0.32	0.64	0.92	1.11
Automobile leases	0.51	0.34	0.49	0.52	0.43

Automobile loans and leases	0.62	0.33	0.56	0.70	0.74
Home equity	0.35	0.44	0.35	0.48	0.39
Residential mortgage	0.05	0.04	0.04	0.07	0.06
Other loans	1.64	1.14	1.22	1.91	1.36

Total consumer	0.40	0.31	0.36	0.49	0.45

Net charge-offs as a % of average loans	0.29%	0.27%	0.47%	0.36%	0.30%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2005			2004
(in thousands of dollars)	September 30,	June 30,	March 31,	December 31,	September 30,

Non-accrual loans and leases:
Middle market commercial and industrial	$25,431	$26,856	$16,993	$24,179	$20,098
Middle market commercial real estate	13,073	15,331	6,682	4,582	14,717
Small business commercial and industrial and commercial real estate	26,098	19,788	16,387	14,601	12,087
Residential mortgage	16,402	14,137	12,498	13,545	13,197
Home equity	8,705	7,748	7,333	7,055	7,685

Total non-performing loans and leases	89,709	83,860	59,893	63,962	67,784

Other real estate, net:
Residential	11,182	10,758	10,571	8,762	8,840
Commercial (1)	909	2,800	2,839	35,844	3,852

Total other real estate, net	12,091	13,558	13,410	44,606	12,692

Total non-performing assets	$101,800	$97,418	$73,303	$108,568	$80,476

Non-performing loans and leases as a % of total loans and leases	0.37%	0.34%	0.25%	0.27%	0.30%

Non-performing assets as a % of total loans and leases and other real estate	0.42	0.40	0.30	0.46	0.36

Accruing loans and leases past due 90 days or more	$50,780	$53,371	$50,086	$54,283	$53,456

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.21%	0.22%	0.21%	0.23%	0.24%

	2005			2004
(in thousands of dollars)	Third	Second	First	Fourth	Third

Non-performing assets, beginning of period	$97,418	$73,303	$108,568	$80,476	$74,696
New non-performing assets (1)	37,570	47,420	33,607	61,684	22,740
Returns to accruing status	(231)	(250)	(3,838)	(2,248)	—
Loan and lease losses	(5,897)	(6,578)	(17,281)	(8,578)	(5,424)
Payments	(21,203)	(11,925)	(10,404)	(8,829)	(10,202)
Sales (1)	(5,857)	(4,552)	(37,349)	(13,937)	(1,334)

Non-performing assets, end of period	$101,800	$97,418	$73,303	$108,568	$80,476

(1)	At December 31, 2004, other real estate owned included $35.7 million of properties that related to the work-out of $5.9 million of mezzanine loans. These properties were subject to $29.8 million of non-recourse debt to another financial institution. Both properties were sold in the first quarter of 2005.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2005			2004
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third

Common stock price, per share
High (1)	$25.410	$24.750	$24.780	$25.380	$25.150
Low (1)	22.310	22.570	22.150	23.110	22.700
Close	22.470	24.140	23.900	24.740	24.910
Average closing price	24.227	23.771	23.216	24.241	24.105

Dividends, per share
Cash dividends declared on common stock	$0.215	$0.215	$0.200	$0.200	$0.200

Common shares outstanding
Average — basic	229,830	232,217	231,824	231,147	229,848
Average — diluted	233,456	235,671	235,053	235,502	234,348
Ending	229,006	230,842	232,192	231,605	230,153
Book value per share	$11.45	$11.40	$11.15	$10.96	$10.69

Common share repurchase program
Number of shares repurchased	2,598	1,818	—	—	—

Capital adequacy

	2005			2004
(in millions of dollars)	September 30,	June 30,	March 31,	December 31,	September 30,

Total risk-weighted assets (2)	$29,157	$29,973	$30,267	$29,542	$28,679

Tier 1 leverage ratio (2)	8.51%	8.50%	8.45%	8.42%	8.36%
Tier 1 risk-based capital ratio (2)	9.49	9.18	9.04	9.08	9.10
Total risk-based capital ratio (2)	12.79	12.39	12.33	12.48	12.53

Tangible equity / asset ratio	7.39	7.36	7.42	7.18	7.11
Tangible equity / risk-weighted assets ratio (2)	8.25	8.05	7.84	7.86	7.83
Average equity / average assets	7.97	8.03	7.76	7.74	7.67

Other data
Number of employees (full-time equivalent)	7,586	7,713	7,813	7,812	7,906
Number of domestic full-service banking offices (3)	346	344	343	342	341

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	September 30, 2005 figures are estimated.

(3)	Includes three Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Operating Lease Performance
(Unaudited)

	2005			2004		3Q05 vs 3Q04
(in thousands of dollars)	Third	Second	First	Fourth	Third	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$308,952	$408,798	$529,245	$647,970	$800,145	$(491,193)	(61.4)%

Income Statement:
Net rental income	$26,729	$34,562	$43,554	$51,016	$60,267	$(33,538)	(55.6)%
Fees	1,419	1,773	1,857	2,111	2,965	(1,546)	(52.1)
Recoveries — early terminations	1,114	1,762	1,321	1,979	1,180	(66)	(5.6)

Total operating lease income	29,262	38,097	46,732	55,106	64,412	(35,150)	(54.6)

Depreciation and residual losses at termination	20,856	26,560	34,703	45,293	49,917	(29,061)	(58.2)
Losses — early terminations	1,967	2,319	3,245	3,027	4,968	(3,001)	(60.4)

Total operating lease expense	22,823	28,879	37,948	48,320	54,885	(32,062)	(58.4)

Net earnings contribution	$6,439	$9,218	$8,784	$6,786	$9,527	$(3,088)	(32.4)%

Earnings ratios (1)
Net rental income	34.6%	33.8%	32.9%	31.5%	30.1%	4.5%	15.0%
Depreciation and residual losses at termination	27.0	26.0	26.2	28.0	25.0	2.0	8.0

Definition of term(s):
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, annualized.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Nine Months Ended September 30,		Change
(in millions of dollars)	2005	2004	Amount	Percent

Assets
Interest bearing deposits in banks	$53	$67	$(14)	(20.9)%
Trading account securities	237	64	173	N.M.
Federal funds sold and securities purchased under resale agreements	298	193	105	54.4
Loans held for sale	303	248	55	22.2
Investment securities:
Taxable	3,662	4,615	(953)	(20.7)
Tax-exempt	453	415	38	9.2

Total investment securities	4,115	5,030	(915)	(18.2)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	4,773	4,431	342	7.7
Construction	1,680	1,355	325	24.0
Commercial	1,903	1,902	1	0.1

Middle market commercial real estate	3,583	3,257	326	10.0
Small business commercial and industrial and commercial real estate	2,222	2,024	198	9.8

Total commercial	10,578	9,712	866	8.9

Consumer:
Automobile loans	2,052	2,410	(358)	(14.9)
Automobile leases	2,451	2,126	325	15.3

Automobile loans and leases	4,503	4,536	(33)	(0.7)
Home equity	4,630	4,086	544	13.3
Residential mortgage	4,053	3,049	1,004	32.9
Other loans	492	440	52	11.8

Total consumer	13,678	12,111	1,567	12.9

Total loans and leases	24,256	21,823	2,433	11.1
Allowance for loan and lease losses	(269)	(303)	34	11.2

Net loans and leases	23,987	21,520	2,467	11.5

Total earning assets	29,262	27,425	1,837	6.7

Operating lease assets	415	980	(565)	(57.7)
Cash and due from banks	880	814	66	8.1
Intangible assets	218	216	2	0.9
All other assets	2,141	2,074	67	3.2

Total Assets	$32,647	$31,206	$1,441	4.6%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,358	$3,172	$186	5.9%
Demand deposits — interest bearing	7,712	7,055	657	9.3
Savings and other domestic time deposits	3,213	3,444	(231)	(6.7)
Retail certificates of deposit	2,793	2,404	389	16.2

Total core deposits	17,076	16,075	1,001	6.2
Domestic time deposits of $100,000 or more	1,256	823	433	52.6
Brokered deposits and negotiable CDs	3,088	1,800	1,288	71.6
Deposits in foreign offices	446	522	(76)	(14.6)

Total deposits	21,866	19,220	2,646	13.8
Short-term borrowings	1,347	1,447	(100)	(6.9)
Federal Home Loan Bank advances	1,088	1,271	(183)	(14.4)
Subordinated notes and other long-term debt	4,190	5,474	(1,284)	(23.5)

Total interest bearing liabilities	25,133	24,240	893	3.7

All other liabilities	1,570	1,456	114	7.8
Shareholders’ equity	2,586	2,338	248	10.6

Total Liabilities and Shareholders’ Equity	$32,647	$31,206	$1,441	4.6%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully Taxable Equivalent basis (1)	2005	2004

Assets
Interest bearing deposits in banks	1.82%	0.88%
Trading account securities	4.00	4.17
Federal funds sold and securities purchased under resale agreements	2.79	1.42
Loans held for sale	5.63	5.24
Investment securities:
Taxable	4.09	3.91
Tax-exempt	6.69	7.00

Total investment securities	4.37	4.17
Loans and leases:
Commercial:
Middle market commercial and industrial	5.52	4.28
Construction	5.67	3.86
Commercial	5.50	4.32

Middle market commercial real estate	5.58	4.13
Small business commercial and industrial and commercial real estate	5.99	5.41

Total commercial	5.64	4.46

Consumer:
Automobile loans	6.61	7.20
Automobile leases	4.92	5.00

Automobile loans and leases	5.69	6.17
Home equity	6.21	4.84
Residential mortgage	5.39	5.36
Other loans	6.18	6.21

Total consumer	5.79	5.52

Total loans and leases	5.73	5.03

Total earning assets	5.49%	4.84%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits - non-interest bearing	—%	—%
Demand deposits - interest bearing	1.65	0.96
Savings and other domestic time deposits	1.33	1.29
Retail certificates of deposit	3.50	3.35

Total core deposits	1.95	1.50
Domestic time deposits of $100,000 or more	3.27	2.31
Brokered deposits and negotiable CDs	3.27	1.64
Deposits in foreign offices	1.89	0.77

Total deposits	2.26	1.53
Short-term borrowings	2.23	0.85
Federal Home Loan Bank advances	2.99	2.54
Subordinated notes and other long-term debt	3.82	2.39

Total interest bearing liabilities	2.55	1.74

Net interest rate spread	2.94	3.10
Impact of non-interest bearing funds on margin	0.39	0.21

Net interest margin	3.33%	3.31%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands of dollars, except per share amounts)	2005	2004	Amount	Percent

Interest income	$1,199,289	$988,100	$211,189	21.4%
Interest expense	480,554	315,794	164,760	52.2

Net interest income	718,735	672,306	46,429	6.9
Provision for credit losses	50,468	42,408	8,060	19.0

Net interest income after provision for credit losses	668,267	629,898	38,369	6.1

Service charges on deposit accounts	125,751	129,368	(3,617)	(2.8)
Trust services	56,980	50,095	6,885	13.7
Brokerage and insurance income	40,518	41,920	(1,402)	(3.3)
Bank owned life insurance income	30,347	31,813	(1,466)	(4.6)
Other service charges and fees	32,860	30,957	1,903	6.1
Mortgage banking income	30,801	23,474	7,327	31.2
Securities gains	715	13,663	(12,948)	(94.8)
Gains on sales of automobile loans	756	14,206	(13,450)	(94.7)
Other income	52,141	68,177	(16,036)	(23.5)

Sub-total before operating lease income	370,869	403,673	(32,804)	(8.1)
Operating lease income	114,091	231,985	(117,894)	(50.8)

Total non-interest income	484,960	635,658	(150,698)	(23.7)

Personnel costs	365,547	363,068	2,479	0.7
Net occupancy	53,152	49,859	3,293	6.6
Outside data processing and other services	54,945	53,552	1,393	2.6
Equipment	47,031	47,609	(578)	(1.2)
Professional services	27,129	27,354	(225)	(0.8)
Marketing	20,674	20,908	(234)	(1.1)
Telecommunications	14,195	15,191	(996)	(6.6)
Printing and supplies	9,489	9,315	174	1.9
Amortization of intangibles	611	612	(1)	(0.2)
Restructuring reserve releases	—	(1,151)	1,151	N.M.
Other expense	57,042	66,755	(9,713)	(14.6)

Sub-total before operating lease expense	649,815	653,072	(3,257)	(0.5)
Operating lease expense	89,650	188,158	(98,508)	(52.4)

Total non-interest expense	739,465	841,230	(101,765)	(12.1)

Income before income taxes	413,762	424,326	(10,564)	(2.5)
Provision for income taxes	102,244	116,540	(14,296)	(12.3)

Net income	$311,518	$307,786	$3,732	1.2%

Average common shares — diluted	234,727	233,307	1,420	0.6%

Per common share
Net income per common share — diluted	$1.33	$1.32	$0.01	0.8%
Cash dividends declared	0.630	0.550	0.080	14.5

Return on average total assets	1.28%	1.32%	(0.04)%	(3.0)%
Return on average total shareholders’ equity	16.1	17.6	(1.5)	(8.5)
Net interest margin (1)	3.33	3.31	0.02	0.6
Efficiency ratio (2)	60.9	64.5	(3.6)	(5.6)
Effective tax rate	24.7	27.5	(2.8)	(10.2)

Revenue — fully taxable equivalent (FTE)
Net interest income	$718,735	$672,306	$46,429	6.9%
FTE adjustment (1)	9,556	8,806	750	8.5

Net interest income	728,291	681,112	47,179	6.9
Non-interest income	484,960	635,658	(150,698)	(23.7)

Total revenue	$1,213,251	$1,316,770	$(103,519)	(7.9)%

N.M., not a meaningful value.

(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands of dollars)	2005	2004

Allowance for loan and lease losses, beginning of period	$271,211	$299,732

Loan and lease losses	(88,776)	(94,378)
Recoveries of loans previously charged off	26,287	36,756

Net loan and lease losses	(62,489)	(57,622)

Provision for loan and lease losses	51,810	47,923
Economic reserve transfer	(6,253)	—
Allowance of assets sold and securitized	(336)	(7,383)

Allowance for loan and lease losses, end of period	$253,943	$282,650

Allowance for unfunded loan commitments and letters of credit, beginning of period	$33,187	$35,522

Provision for unfunded loan commitments and letters of credit losses	(1,342)	(5,515)
Economic reserve transfer	6,253	—

Allowance for unfunded loan commitments and letters of credit, end of period	$38,098	$30,007

Total allowances for credit losses	$292,041	$312,657

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands of dollars)	2005	2004

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$14,322	$681
Construction	310	1,761
Commercial	3,896	3,672

Middle market commercial real estate	4,206	5,433

Small business commercial and industrial and commercial real estate	7,486	4,180

Total commercial	26,014	10,294

Consumer:
Automobile loans	8,775	24,168
Automobile leases	8,242	7,733

Automobile loans and leases	17,017	31,901
Home equity	13,121	9,728
Residential mortgage	1,391	1,152
Other loans	4,946	4,547

Total consumer	36,475	47,328

Total net charge-offs	$62,489	$57,622

Net charge-offs - annualized percentages:
Commercial:
Middle market commercial and industrial	0.40%	0.02%
Construction	0.02	0.17
Commercial	0.27	0.26

Middle market commercial real estate	0.16	0.22

Small business commercial and industrial and commercial real estate	0.45	0.28

Total commercial	0.33	0.14

Consumer:
Automobile loans	0.57	1.34
Automobile leases	0.45	0.48

Automobile loans and leases	0.50	0.94
Home equity	0.38	0.32
Residential mortgage	0.05	0.05
Other loans	1.34	1.38

Total consumer	0.36	0.52

Net charge-offs as a % of average loans	0.34%	0.35%

Huntington Bancshares Incorporated
Year To Date Operating Lease Performance
(Unaudited)

	Nine Months Ended September 30,		2005 vs 2004
(in thousands of dollars)	2005	2004	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$414,858	$980,312	$(565,454)	(57.7)%

Income Statement:
Net rental income	$104,845	$216,186	$(111,341)	(51.5)
Fees	5,049	11,346	(6,297)	(55.5)
Recoveries — early terminations	4,197	4,453	(256)	(5.7)

Total operating lease income	114,091	231,985	(117,894)	(50.8)

Depreciation and residual losses at termination	82,119	171,152	(89,033)	(52.0)
Losses — early terminations	7,531	17,006	(9,475)	(55.7)

Total operating lease expense	89,650	188,158	(98,508)	(52.4)

Net earnings contribution	$24,441	$43,827	$(19,386)	(44.2)%

Earnings ratios(1)
Net rental income	33.7%	29.4%	4.3%	14.6%
Depreciation and residual losses at termination	26.4	23.3	3.1	13.3

Definition of terms:
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, annualized.